UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0525

Seligman Income and Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/06

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman Income and Growth Fund, Inc.

Annual Report December 31, 2006 Seeking Total Return Through a Combination of Capital Appreciation and Income, Consistent With a Prudent Allocation Between Equity and Fixed Income Securities

Experience
Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight
Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions
Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

Table of Contents

To The Shareholders	1
Interview with Your Portfolio Managers	2
Performance and Portfolio Overview	5
Understanding and Comparing Your Fund’s Expenses	10
Portfolio of Investments	11
Statement of Assets and Liabilities	24
Statement of Operations	25
Statements of Changes in Net Assets	26
Notes to Financial Statements	27
Financial Highlights	35
Report of Independent Registered Public Accounting Firm	41
Required Federal Income Tax Information	42
Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement	43
Directors and Officers	47
Additional Fund Information	51

To The Shareholders

We are pleased to present your annual shareholder report for Seligman Income and Growth Fund, Inc. The report contains an interview with your portfolio managers, investment results, a portfolio of investments, and the Fund’s financial statements.

For the year ended December 31, 2006, Seligman Income and Growth Fund delivered a total return of 15.8% based on the net asset value of Class A shares. For the same period, the Lipper Mixed-Asset Target Allocation Growth Funds Average returned 12.0%, the Blended Index (described in the interview with your portfolio managers) returned 10.9%, the Lehman Brothers Government/Credit Index returned 3.8% and the broader equity market, represented by the S&P 500 Index, returned 15.8%.

Thank you for your continued support of Seligman Income and Growth Fund. We look forward to providing you with investment experience, insight, and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

February 27, 2007

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017	Shareholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017
Important Telephone Numbers
(800) 221-2450  Shareholder Services
(800) 445-1777  Retirement Plan Services
(212) 682-7600  Outside the United States
(800) 622-4597  24-Hour Automated Telephone Access Service

General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017	Mail Inquiries to: P.O. Box 9759 Providence, RI 02940-9759

General Counsel Sullivan & Cromwell LLP	Independent Registered Public Accounting Firm Deloitte & Touche LLP

Interview With Your Portfolio Managers
John B. Cunningham, J. Eric Misenheimer, and Francis L. Mustaro

Q:	How did Seligman Income and Growth Fund perform during the year ended December 31, 2006?

A:
For the year ended December 31, 2006, Seligman Income and Growth Fund delivered a total return of 15.8% based on the net asset value of Class A shares.
For the same period, the Lipper Mixed-Asset Target Allocation Growth Funds Average returned 12.0%, the Lehman Brothers Government/Credit Index returned 3.8% and the broader equity market, represented by the S&P 500 Index, returned 15.8%. The Blended Index, an index created by J. & W. Seligman & Co. Incorporated, which is comprised of a 60% weighting in the S&P 500 Index and a 40% weighting in the Lehman Brothers Government/Credit Index, returned
10.9% for the year.

Q:	What market conditions and economic events materially affected the Fund’s performance for the year?

A:
Despite some ups and downs, the equity market was relatively strong overall. The year began on a strong note with the market delivering solid gains through mid-May and several of the major indices hitting five-year highs. Concerns over slowing economic growth, consumer spending, and the housing market, coupled with inflationary fears and uncertainty over further Fed action, led to a change in investors’ risk tolerance, and we saw a bout of profit taking. Oil prices hit an all- time high in mid-July as Middle East tensions flared over Lebanon’s attack on Israel and Iran’s potential nuclear ambitions, further fueling the summer sell-off.

August, however, brought a sharp retreat in oil prices as a UN-sanctioned cease-fire between Lebanon and Israel and a slowing US economy relieved some of the upward price pressure. We also saw a decrease in longer-term interest rates as the 10-year US Treasury Bond rate declined consider- ably over a relatively short period of time. Inflation remained in check, and the Fed’s pause in raising the federal funds rate in August and at subsequent Federal Open Market Committee (FOMC) meetings signaled to investors that it might be finished with its interest rate raising campaign, at least for the time being.

With a favorable backdrop of lower oil prices and longer-term interest rates, we saw a renewal of investor interest, and the equity market began to trade up from the year’s low. Stocks continued to rally through the end of the fourth quarter, led in particular by growth stocks and technology stocks. We continued to see strong corporate profits announcements, though decelerating slightly from previous record levels. Merger and acquisitions (M&A) activity continued to accelerate with the total value of deals completed in 2006 set- ting a record annual high at $4 trillion.

The fixed income markets in 2006 were driven by the search for higher yield with returns skewed toward lower quality securities. The range of interest rates was very narrow and spreads to Treasuries were at record tight levels. Longer-term rates typically move higher as short-term rates move up. In 2005, we witnessed an atypical response to increasing short-term rates as longer-term rates remained relatively unchanged and the longest end of the yield curve (30-year bonds) actually moved lower, resulting in an inverted yield curve. This characterization continued in 2006 as short-term bonds continued to yield more than longer-term bonds. We saw this trend begin to dissipate in the second half of 2006, and while the curve at year-end remained inverted, it was less so than earlier in the year.

Interview With Your Portfolio Managers
John B. Cunningham, J. Eric Misenheimer, and Francis L. Mustaro

Q:	With regard to the equity portion of the Fund’s portfolio, what investment techniques and strategies materially affected the Fund’s performance for the year?

A:
Active management was essential to the Fund’s performance in 2006. The portfolio is broadly diversified, relative to other income and growth funds, with a strong equity weighting in technology stocks. Favorable stock and sector selection, and an increased exposure to preferred stocks, enabled the Fund to deliver strong absolute and relative investment results for the year.

Within the equity portion of the Fund’s portfolio, the largest area of contribution came from the Consumer Staples sector, due to strong stock selection. Altria Group in particular helped investment results as an improving litigation environment and investor enthusiasm regarding the potential spin-off of Kraft Foods and subsequent restructuring drove stock performance higher.

Information Technology was one of the poorest performing sectors in the equity benchmark, the S&P 500 Index, for the period; however, as the market began to rebound following the Federal Reserve’s pause in August, technology stocks outperformed, leading the benchmark from August through year-end. Stock selection led to the Fund’s relative outperformance within the sector, in particular software company Mercury Interactive, which was acquired during the period at an attractive premium. Intel ended the period among the top Fund performance detractors how- ever, as its stock lagged as it struggled in a price war with competitors.

The Fund received a sizable contribution from its equity holdings in the Energy sector. Despite the fall-off in energy prices during the second half of the year, Exxon Mobil had a strong year as tremendous cash flows and generous stock repurchases enabled the stock to maintain its upward momentum. The energy giant was a top ten holding in the Fund’s portfolio for much of the year and was the largest single contributor to investment results for the year.

The Fund maintained its largest weighting in the Financial equities sector. JPMorgan Chase, one of the Fund’s top contributors for the year, delivered a solid return for the year while providing an attractive dividend yield that added to the Fund’s income component.

The Materials sector was the only overall area that detracted from the performance of the Fund’s equity portion. The sector performed well in the benchmark, but stock selection, in particular Smurfit-Stone, led the Fund’s investment results into negative territory within the sector. The container- board company has undergone a change in management and has been restructuring to cut costs and reduce capacity. The stock disappointed in 2006, but we continue to believe it has attractive potential.

The Fund’s Consumer Discretionary stocks outperformed those of the S&P 500 Index, despite downward pressure from Dollar General and Foot Locker. Dollar General delivered disappointing results as its core consumer struggled in 2006, with higher energy prices in particular. As energy prices eased in the second half of 2006, we expected to see improvement. We did not, and Dollar General ended the year among the Fund’s primary performance detractors. Our diminished confidence in the company led us to eliminate the position following the close of the period. Foot Locker also performed poorly for the year, though we believe its valuations remain attractive and we continue to maintain our position.

Interview With Your Portfolio Managers
John B. Cunningham, J. Eric Misenheimer, and Francis L. Mustaro

Q:	With regard to the fixed-income portion of the Fund’s portfolio, what investment strategies and techniques materially affected the Fund’s performance in 2006?

A:
Corporate and high-yield spreads were at their tightest levels and the market seemed to be at a level at which there was little-to-no reward for extending maturities or investing in lower-rated issuers. We extended the port- folio’s duration slightly beyond that of our benchmark, the Lehman Brothers Government/Credit Index, in anticipation that rates would fall. Though this risk position was modest, we gave back some performance as rates moved higher going into year-end.

The Fund’s largest fixed-income weighting was corporate bonds. We view this segment with caution, though, as we see a very distinct risk in the corporate market with regard to M&A activity, leveraged buy-outs, and bids from private equity companies. These and other internally generated strategies seeking to add leverage frequently result in increased debt levels that often lead to credit downgrades — to the detriment of existing bondholders. We have been actively examining the portfolio, removing companies we believe may be potential candidates for these types of activities. We also maintain a broad diversification strategy, limiting individual issue weightings to further mitigate risk. Additionally, our lower-quality bonds were primarily floating rate. This offered higher- yielding debt with a lower duration and risk profile than traditional high-yield debt.

From a sector standpoint, the fixed-income portfolio was underweight the fixed-income benchmark, the Lehman Brothers Government/Credit Index, in Energy and overweight in areas we believe to be stable quality, liquid credits, such as brokerage companies, insurance-related issuers, and real estate investment trusts (REITs). Investing in REITs allows us to own debt typically issued with strong bond covenants. The relatively uneventful passing of the hurricane season, combined with strong financial trends, enabled the insurance sector to stand out by late summer, which benefited Fund performance. We unwound our insurance position towards year-end, as we believed the area began to lose some of its luster.

We decreased exposure to US government securities and government agency securities due to increasingly narrow spreads. We added to the portfolio’s government agency mortgage-backed securities, however, as we saw returns of those securities surpass those of Treasuries by a considerable amount, comparable to those of corporate bonds.

A Team Approach
Seligman Income and Growth Fund is co-managed by Seligman’s Core Investment Team, headed by John B. Cunningham, Seligman’s Investment Grade Team, headed by Francis L. Mustaro, and Seligman’s High-Yield Team, headed by J. Eric Misenheimer. Together, each Co-Manager and their respective Teams are responsible for what is believed to be a prudent allocation between equity and fixed-income securities, consistent with the Fund’s objective.

____________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Income and Growth Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Class I shares have no sales charges, and returns are calculated accordingly.

The chart on page 6 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge; Class B shares, without the 5% CDSC and converted to Class A shares; and Class D shares, without the 1% CDSC, with $10,000 investments made in the Lehman Brothers Government/Credit Index (Lehman Index), the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Blended Index for the 10-year period ended December 31, 2006. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B and Class D shares for the other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table. The performance of Class C, Class I, and Class R shares will differ from the performance shown for Class A, Class B and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Lehman Index, the S&P 500 Index and the Blended Index exclude the effect of taxes, fees and sales charges.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

____________
[1]
The website reference is an inactive textual reference and information contained in or otherwise accessible through this website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance and Portfolio Overview

Investment Results
Total Returns
For Periods Ended December 31, 2006

			Average Annual
	Six Months	*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class I and Class R Since Inception 4/30/03
Class A
With Sales Charge	7.97%		10.31%	4.30%	3.28%		n/a		n/a
Without Sales Charge	13.39		15.80	5.32	3.79		n/a		n/a
Class B
With CDSC#	7.96		10.01	4.20	n/a		n/a		n/a
Without CDSC	12.96		15.01	4.53	3.18	†	n/a		n/a
Class C
With Sales Charge and CDSC##	10.83		12.86	4.31	n/a		1.37%		n/a
Without Sales Charge and CDSC	12.97		15.02	4.52	n/a		1.50		n/a
Class D
With 1% CDSC	11.97		13.93	n/a	n/a		n/a		n/a
Without CDSC	12.97		14.93	4.52	3.00		n/a		n/a
Class I	13.44		15.88	n/a	n/a		n/a		10.23%
Class R
With 1% CDSC	12.31		14.73	n/a	n/a		n/a		n/a
Without CDSC	13.31		15.73	n/a	n/a		n/a		9.94
Benchmarks**
S&P 500 Index	12.73		15.78	6.18	8.41		2.96		14.66
Lehman Brothers Government/Credit Index	4.99		3.78	5.17	6.26		6.00		3.33
Blended Index	9.59		10.88	6.04	7.90		4.50	††	10.12
Lipper Mixed-Asset Target Allocation Growth Funds Average	9.31		11.98	6.15	7.19		4.53		11.79

____________
See footnotes on page 7.

Performance and Portfolio Overview

Net Asset Value Per Share				Dividends Per Share and Yield Information
	12/31/06	6/30/06	12/31/05	For Periods Ended December 31, 2006
				Dividends Paidø	SEC 30-Day Yieldøø
Class A	$14.15	$12.75	$12.67	$0.48	1.47%
Class B	14.08	12.70	12.61	0.38	0.95
Class C	14.07	12.69	12.60	0.38	0.79
Class D	14.07	12.69	12.61	0.38	0.85
Class I	14.24	12.80	12.73	0.48	1.57
Class R	14.18	12.77	12.67	0.45	1.28

____________
*	Returns for periods of less than one year are not annualized.
**
The Lehman Brothers Government/Credit Index (Lehman Index), the Blended Index and the Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average), and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s Investors Service, Inc. (Moody’s) or BBB or higher by S&P 500 Index, if unrated by Moody’s), with at least one year to maturity. The Blended Index, is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s Manager. The Blended Index is comprised of a 60% weighting in the S&P 500 Index and a 40% weighting in the Lehman Index. The Lipper Mixed-Asset Target Allocation Growth Funds Average measures the performance of funds that, by portfolio practice, maintain a mix of between 60% - 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. The Lipper Average excludes the effect of taxes and sales charges. The Lehman Index, the Blended Index and the S&P 500 Index exclude the effect of taxes, fees and sales charges. Investors cannot invest directly in an index or an average.

#	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
##	The CDSC is 1% if you sell your shares within 18 months of purchase.
†	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.
††	From May 28, 1999.
ø	Represents per share amount paid or declared during the year ended December 31, 2006.
øø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2006, has been computed in accordance with SEC regulations and will vary.

Composition of Net Assets

	Percent of Total
	12/31/06	12/31/05
Common Stocks and Warrants	60.2	65.6
Corporate Bonds	12.3	12.8
US Government and Government Agency Securities	9.5	14.2
Preferred Stocks	8.5	—
Options Purchased	2.4	1.3
Collateralized Mortgage Obligations	1.0	—
Asset-Backed Securities	0.5	1.3
Short-Term Holdings and Other Assets Less Liabilities	5.6	4.8
Total	100.0	100.0

Performance and Portfolio Overview
Diversification of Net Assets

	Percent of Net Assets
	December 31,
	2006	2005*
Common Stocks, Warrants, Preferred Stocks and Corporate Bonds:
Aerospace and Defense	2.5	1.1
Air Freight and Logistics	0.3	0.3
Airlines	—	0.3
Auto Components	—	0.4
Automobiles	0.4	—
Beverages	0.4	1.6
Biotechnology	0.5	1.4
Building Products	—	0.3
Capital Markets	3.3	1.9
Chemicals	2.9	1.7
Commercial Banks	4.0	3.0
Commercial Services and Supplies	0.8	1.2
Communications Equipment	3.7	4.1
Computers and Peripherals	1.8	2.6
Construction and Engineering	—	0.7
Construction Materials	0.1	—
Consumer Finance	2.6	0.8
Containers and Packaging	1.8	0.8
Diversified Consumer Services	—	0.3
Diversified Financial Services	6.6	4.8
Diversified Telecommunication Services	2.6	1.9
Electric Utilities	1.0	1.0
Energy Equipment and Services	1.0	—
Food and Staples Retailing	3.2	3.3
Food Products	0.2	0.7
Health Care Equipment and Supplies	0.8	1.3
Health Care Providers and Services	2.1	1.2
Hotels, Restaurants and Leisure	—	1.2
Household Durables	—	0.5
Household Products	—	0.3
Independent Power Producers and Energy Traders	0.5	—
Industrial Conglomerates	3.4	3.5
Insurance	1.7	3.0
Internet Software and Services	0.9	1.6
IT Services	1.0	0.5
Machinery	0.7	1.1
Media	1.3	3.8

	Percent of Net Assets
	December 31,
	2006	2005*
Common Stocks, Warrants, Preferred Stocks and Corporate Bonds:
Metals and Mining	0.7	0.4
Multi-Utilities	2.5	0.9
Multiline Retail	0.5	1.1
Office Electronics	0.3	—
Oil, Gas and Consumable Fuels	7.0	5.0
Paper and Forest Products	0.5	—
Personal Products	—	0.3
Pharmaceuticals	2.7	7.4
Real Estate Investment Trusts	0.5	0.2
Real Estate Management and Development	0.3	—
Road and Rail	0.7	—
Semiconductors and Semiconductor Equipment	0.8	1.5
Software	0.8	3.0
Specialty Retail	2.9	1.4
Textiles, Apparel and Luxury Goods	0.2	—
Thrifts and Mortgage Finance	4.7	0.9
Tobacco	2.6	2.2
Trading Companies and Distributors	0.1	—
Wireless Telecommunication Services	1.1	1.9
Total Common Stocks, Warrants, Preferred Stocks and Corporate Bonds	81.0	78.4
US Government and Government Agency Securities	9.5	14.2
Options Purchased	2.4	1.3
Collateralized Mortgage Obligations	1.0	—
Asset-Backed Securities	0.5	1.3
Short-Term Holdings and Other Assets Less Liabilities	5.6	4.8
Total	100.0	100.0

____________
* Restated to conform to current year’s classification.

Performance and Portfolio Overview
Largest Industries†  December 31, 2006

Largest Portfolio Holdings††  December 31, 2006

Securityø	Value	Percent of Net Assets
Altria Group	$2,288,390	2.6
General Electric	1,999,666	2.3
Exxon Mobil	1,816,897	2.1
Wachovia	1,758,616	2.0
Bank of America	1,640,141	1.9
Capital One Financial	1,625,434	1.9
JPMorgan Chase	1,475,082	1.7
ConocoPhillips	1,273,515	1.5
Chevron	1,148,539	1.3
Comverse Technology	1,123,052	1.3

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Largest Portfolio Changes During Past Six Months

Largest Purchases	Largest Sales
Foot Locker*	Mack-Cali Realty**
Comverse Technology*	New Plan Excel Realty Trust**
Capital One Financial*	Health Care Property Investors**
Wachovia	Pfizer
QUALCOMM*	US Treasury Notes 3.5%, 2/15/2010
Rite Aid*	Duquesne Light Holdings**
ConocoPhillips	Verizon Communications**
3M*	Southern Company**
Washington Mutual*	Comerica**
El Paso*	AmSouth Bancorp**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

____________
†	Excludes US Government and Government Agency securities and options purchased.
††	Excludes short-term holdings and options purchased.
ø	Represents common stock unless otherwise stated. The Fund also may hold other securities issued by the companies listed.
*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2006 and held for the entire six-month period ended December 31, 2006.

Actual Expenses
The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/06	Annualized Expense Ratio*	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06	Ending Account Value 12/31/06	Expenses Paid During Period** 7/1/06 to 12/31/06
Class A	$1,000.00	1.50%	$1,133.90	$ 8.08	$1,017.63	$ 7.64
Class B	1,000.00	2.26	1,129.60	12.12	1,013.82	11.46
Class C	1,000.00	2.26	1,129.70	12.11	1,013.84	11.45
Class D	1,000.00	2.25	1,129.70	12.09	1,013.85	11.44
Class I	1,000.00	1.51	1,134.40	8.12	1,017.60	7.67
Class R	1,000.00	1.75	1,133.10	9.42	1,016.37	8.91

____________
*
Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses and sales charges.

**
Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2006 to December 31, 2006, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments
December 31, 2006

	Shares or Warrants		Value
Common Stocks and Warrants 60.2%
Aerospace and Defense 2.4%
Boeing	10,400	shs.	$923,936
General Dynamics	2,500		185,875
Honeywell International	22,000		995,280
			2,105,091
Beverages 0.4%
Coca-Cola	6,900		332,925

Biotechnology 0.5%
Pharmion*	16,527		425,405

Capital Markets 0.4%
Merrill Lynch	3,600		335,160

Chemicals 1.4%
Dow Chemical	16,800		670,992
E. I. du Pont de Nemours	12,100		589,391
			1,260,383
Commercial Banks 2.8%
PNC Financial Services Group	9,800		725,592
Wachovia	30,880		1,758,616
			2,484,208
Commercial Services and Supplies 0.8%
Waste Management	18,700		687,599

Communications Equipment 3.7%
Alcatel-Lucent (ADR)	36,370		517,181
Alcatel-Lucent* (exercise price of $2.75, expiring 12/10/2007)	535,356	wts.	163,284
Comverse Technology*	53,200	shs.	1,123,052
Motorola	22,300		458,488
QUALCOMM	25,000		944,750
			3,206,755
Computers and Peripherals 1.8%
EMC*	25,600		337,920
Palm*	34,600		487,514
SanDisk*	9,100		391,573
Seagate Technology	13,800		365,700
			1,582,707
Consumer Finance 1.9%
Capital One Financial	21,159		1,625,434

____________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Shares	Value
Containers and Packaging 1.4%
Packaging Corp. of America	26,900	$594,490
Smurfit-Stone Container*	60,400	637,824
		1,232,314
Diversified Financial Services 4.7%
Bank of America	30,720	1,640,141
Citigroup	18,478	1,029,225
JPMorgan Chase	30,540	1,475,082
		4,144,448
Diversified Telecommunication Services 2.1%
AT&T	9,700	346,775
Citizens Communications	56,700	814,779
Windstream	48,200	685,404
		1,846,958
Energy Equipment and Services 1.0%
Halliburton	10,600	329,130
Tidewater	9,000	435,240
Weatherford International*	3,200	133,728
		898,098
Food and Staples Retailing 3.2%
CVS	15,600	482,196
Rite Aid*	199,100	1,083,104
SUPERVALU	16,700	597,025
Wal-Mart Stores	13,300	614,194
		2,776,519
Health Care Equipment and Supplies 0.8%
Boston Scientific*	39,100	671,738

Health Care Providers and Services 1.7%
Aetna	21,700	937,006
Health Net*	11,300	549,858
		1,486,864
Independent Power Producers and Energy Traders 0.5%
TXU	7,900	428,259

Industrial Conglomerates 3.2%
3M	10,300	802,679
General Electric	53,740	1,999,666
		2,802,345

____________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Shares	Value
Insurance 1.5%
American International Group	9,500	$680,770
Hartford Financial Services Group	6,800	634,508
		1,315,278
Internet Software and Services 0.9%
Google (Class A)*	700	322,336
Yahoo!*	18,500	472,490
		794,826
IT Services 0.7%
First Data	14,000	357,280
Western Union	13,000	291,460
		648,740
Machinery 0.5%
Caterpillar	7,500	459,975

Media 0.7%
Cablevision Systems (Class A)*	22,700	646,496

Metals and Mining 0.6%
Freeport-McMoRan Copper & Gold (Class B)	9,300	518,289

Multi-Utilities 1.9%
DTE Energy	22,200	1,074,702
Public Service Enterprise Group	9,300	617,334
		1,692,036
Multiline Retail 0.6%
Dollar General	29,800	478,588

Oil, Gas and Consumable Fuels 6.3%
Chevron	15,620	1,148,539
ConocoPhillips	17,700	1,273,515
El Paso	49,000	748,720
Exxon Mobil	23,710	1,816,897
Murphy Oil	9,520	484,092
		5,471,763

Pharmaceuticals 2.7%
Bristol-Meyers Squibb	19,400	510,608
Pfizer	30,658	794,042
Wyeth	20,620	1,049,970
		2,354,620

Road and Rail 0.7%
Avis Budget Group	27,840	603,850

____________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Shares	Value
Semiconductors and Semiconductor Equipment 0.7%
Maxim Integrated Products	10,900	$333,758
Texas Instruments	8,900	256,320
		590,078
Software 0.8%
Microsoft	24,640	735,750

Specialty Retail 2.6%
Best Buy	6,900	339,411
Foot Locker	47,400	1,039,482
Home Depot	11,300	453,808
Urban Outfitters*	17,600	405,328
		2,238,029
Thrifts and Mortgage Finance 0.8%
Washington Mutual	15,400	700,546

Tobacco 2.6%
Altria Group	26,665	2,288,390

Wireless Telecommunication Services 0.9%
Sprint Nextel	39,300	742,377

Total Common Stocks and Warrants (Cost $47,989,537)		52,612,841

Preferred Stocks 8.5%
Capital Markets 1.9%
Bear Stearns:
Series E 6.15%	6,200	312,790
Series F 5.72%	6,400	321,280
Series G 5.49%	6,800	329,970
Lehman Brothers Holdings:
Series D 5.67%	6,500	330,525
Series F 6.5%	12,500	320,000
		1,614,565
Chemicals 0.7%
E. I. du Pont de Nemours:
Series A $3.50	4,300	305,300
Series B $4.50	3,500	297,150
		602,450
Commercial Banks 0.4%
HSBC USA Series F 6.11%#	13,100	341,910

____________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Shares or Shares Subject to Call	Value
Diversified Financial Services 1.4%
Citigroup:
Series F 6.365%	6,200	$312,480
Series G 6.213%	6,300	318,150
Series H 6.231%	6,100	308,355
Series M 5.864%	6,200	311,488
		1,250,473

Electric Utilities 0.4%
Pacific Gas & Electric (Series A) 6%	12,400	331,204

Multi-Utilities 0.4%
Consolidated Edison (Series A) $5.00	3,500	323,750

Thrifts and Mortgage Finance 3.3%
Fannie Mae:
Series H 5.81%	6,600	324,390
Series L 5.125%	7,500	334,950
Series M 4.75%	8,100	344,331
Freddie Mac:
Series D 6.14%	6,500	328,153
Series F 5%	7,700	349,002
Series K 5.79%	6,100	297,192
Series O 5.81%	6,200	311,550
Series P 6%	6,200	312,170
Series R 5.7%	6,700	318,250
		2,919,988
Total Preferred Stocks (Cost $7,464,610)		7,384,340

Options Purchased* 2.4%
Beverages 0.1%
Coca-Cola Enterprises, Call expiring January 2008 at $15	12,000	73,200

Communications Equipment 0.3%
Comverse Technology, Call expiring January 2008 at $20	50,700	202,800
QUALCOMM, Call expiring January 2009 at $40	8,300	63,910
		266,710
Computers and Peripherals 0.1%
Dell, Call expiring January 2008 at $25	20,500	75,850
Palm, Call expiring January 2008 at $17.50	30,200	49,830
		125,680
Consumer Finance 0.1%
Capital One Financial, Call expiring January 2008 at $80	9,900	85,536

____________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Shares Subject to Call/Put	Value
Food and Staples Retailing 0.0%
Wal-Mart Stores, Call expiring January 2007 at $50	12,800	$1,280

Food Products 0.0%
Kraft Foods (Class A), Put expiring March 2007 at $30	8,500	1,062

Health Care Equipment and Supplies 0.2%
Bausch & Lomb, Call expiring January 2008 at $50	8,700	77,430
Boston Scientific, Call expiring January 2009 at $20	27,600	77,280
		154,710
Health Care Providers and Services 0.1%
Aetna, Call expiring January 2008 at $42.50	8,700	54,375
Coventry, Call expiring January 2009 at $50	7,300	70,445
		124,820
Index Derivatives 0.2%
S&P 500 Index, Put expiring March 2007 at $1,350	13,400	138,020

Industrial Conglomerates 0.1%
3M, Call expiring January 2009 at $80	4,200	39,060

Internet Software and Services 0.1%
eBay, Call expiring January 2008 at $30	8,200	43,460
Yahoo!, Call expiring January 2009 at $30	18,400	68,080
		111,540
Machinery 0.1%
Caterpillar, Call expiring January 2009 at $80	11,300	48,590

Multiline Retail 0.1%
Dollar General, Call expiring January 2008 at $15	47,900	124,540

Oil, Gas and Consumable Fuels 0.1%
Murphy Oil, Call expiring January 2008 at $50	6,800	48,280

Semiconductors and Semiconductor Equipment 0.2%
Intel, Call expiring January 2009 at $20	21,200	82,680
Marvell Technology Group, Call expiring January 2009 at $20	14,000	75,600
Maxim Integrated Products, Call expiring January 2008 at $35	9,700	25,220
		183,500
Software 0.0%
Business Objects, Call expiring April 2007 at $40	7,200	19,080

Specialty Retail 0.0%
Foot Locker, Call expiring January 2008 at $25	19,300	26,055

____________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Shares Subject to Call or Principal Amount		Value
Tobacco 0.5%
Altria Group, Call expiring January 2008 at $80	20,700.	shs.	$215,280
Altria Group, Call expiring January 2008 at $85	34,400		247,680
			462,960
Wireless Telecommunication Services 0.1%
Sprint Nextel, Call expiring January 2009 at $20	26,600		87,780

Total Options Purchased (Cost $2,048,814)			2,122,403

US Government and Government Agency Securities 9.5%
US Government Securities 3.3%
US Treasury Bonds:
8.125%, 8/15/2021	$245,000		327,056
5.375%, 2/15/2031	620,000		664,321
4.5%, 2/15/2036	661,000		628,777
US Treasury Inflation-Protected Securities:
2%, 1/15/2016	177,961		171,885
2.5%, 7/15/2016	54,969		55,402
US Treasury Notes:
3.5%, 2/15/2010	95,000		91,690
4.5%, 9/30/2011	110,000		109,068
4.5%, 11/30/2011	270,000		267,680
4.25%, 8/15/2013	280,000		273,066
4.25%, 11/15/2014	150,000		145,559
4.625%, 11/15/2016	125,000		124,219
			2,858,723
Government Agency Securitiesø 2.9%
Fannie Mae:
5.4%, 4/13/2009	200,000		200,067
5.5%, 2/22/2011	865,000		865,076
TBA 5.5%, 1/2007	530,000		523,872
Freddie Mac:
5.2%, 3/5/2019	745,000		725,908
TBA 5%, 1/2007	180,000		173,700
			2,488,623

___________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Principal Amount	Value
Government Agency Mortgage-Backed Securities††ø 3.3%
Fannie Mae:
7%, 7/1/2008	$22,034	$22,215
7%, 2/1/2012	14,537	14,656
8.5%, 9/1/2015	46,145	49,027
6.5%, 5/1/2017	76,830	78,712
5.5%, 2/1/2018	136,755	137,059
4.5%, 12/1/2020#	223,307	215,753
7%, 1/1/2032	80,119	82,470
7%, 5/1/2032	165,562	170,451
5.5%, 10/1/2035	248,671	245,909
5.351%, 4/1/2036#	195,003	194,935
6.085%, 4/1/2036#	311,817	318,743
6%, 6/1/2036	285,243	287,263
5.994%, 8/1/2036#	231,896	233,997
6.125%, 8/1/2036#	313,329	317,050
6%, 9/1/2036#	187,985	189,316
Freddie Mac Gold:
6%, 11/1/2010	55,519	56,508
8%, 12/1/2023	57,686	60,646
6.138%, 12/1/2036#	222,518	224,878
		2,899,588

Total US Government and Government Agency Securities (Cost $8,204,466)		8,246,934

Corporate Bonds 12.3%
Aerospace and Defense 0.1%
Embraer Overseas 6.375%, 1/24/2017†	100,000	100,250

Air Freight and Logistics 0.3%
FedEx 5.5%, 8/15/2009	220,000	220,969

Automobiles 0.4%
Daimlerchrysler North America 4.875%, 6/15/2010	140,000	136,579
General Motors 8.375%, 7/15/2033	200,000	186,000
		322,579
Capital Markets 1.1%
Ameriprise Financial 5.35%, 11/15/2010	285,000	285,882
Bear Stearns 5.7%, 11/15/2014	95,000	96,589
Goldman Sachs Group 5.35%, 1/15/2016	70,000	69,214

____________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Principal Amount	Value
Capital Markets (continued)
Lehman Brothers Holdings:
5.75%, 5/17/2013	$160,000	$162,740
5.75%, 1/3/2017	70,000	71,030
Morgan Stanley 5.625%, 1/9/2012	275,000	279,835
		965,290
Chemicals 0.8%
Huntsman International 7.375%, 1/1/2015†	75,000	74,813
Lyondell Chemical 8.25%, 9/15/2016	200,000	211,000
Mosaic 7.625% 12/1/2016†	50,000	52,062
Nova Chemicals 8.502%, 11/15/2013#	200,000	201,000
Praxair 5.375%, 11/1/2016	115,000	114,731
		653,606
Commercial Banks 0.8%
Bank of America 6.25%, 4/15/2012	160,000	167,194
KeyCorp 5.55%, 6/2/2008#	120,000	120,331
National City Bank of Pittsburgh 6.25%, 3/15/2011	105,000	108,710
Republic New York 5.875%, 10/15/2008	105,000	105,895
SunTrust Preferred Capital I 5.853%, Perpetual##	75,000	75,653
Wachovia 5.7%, 8/1/2013	70,000	71,313
		649,096
Commercial Services and Supplies 0.0%
Cintas Corporation No. 2, 6.15%, 8/15/2036	30,000	30,850

Construction Materials 0.1%
C10 Capital 6.722%, 12/1/2049#†	115,000	114,712

Consumer Finance 0.7%
Aiful 6%, 12/12/2011†	215,000	212,924
General Motors Acceptance 8%, 11/1/2031	100,000	115,140
Nissan Motor Acceptance 5.625%, 3/14/2011†	295,000	295,386
		623,450
Containers and Packaging 0.4%
Berry Plastics 8.875%, 9/15/2014†	200,000	204,000
Jefferson Smurfit 8.25%, 10/1/2012	100,000	98,000
		302,000
Diversified Financial Services 0.4%
CIT Group 4.75%, 8/15/2008	220,000	218,216
CIT Group Funding 5.6%, 11/2/2011	110,000	110,899
JPMorgan Chase 5.6%, 6/1/2011	15,000	15,204
		344,319

___________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Principal Amount	Value
Diversified Telecommunication Services 0.5%
BellSouth 5.2%, 9/15/2014	$125,000	$122,180
Embarq 7.082%, 6/1/2016	50,000	50,988
Qwest 7.5%, 10/1/2014	50,000	53,250
Qwest Communications 8.874%, 2/15/2009#	200,000	203,500
Sprint Capital 8.75%, 3/15/2032	30,000	36,211
		466,129
Electric Utilities 0.6%
Carolina Power & Light 5.25%, 12/15/2015	255,000	251,188
FPL Group Capital 6.35%, 10/1/2066#	50,000	50,781
Indiana Michigan Power Company 6.05%, 3/15/2037	110,000	108,338
MidAmerican Energy Holdings 6.125%, 4/1/2036	100,000	101,149
		511,456
Food Products 0.2%
Smithfield Foods 7%, 8/1/2011	140,000	142,100

Health Care Providers and Services 0.4%
Fresenius Medical Care Capital Trust 7.875%, 6/15/2011	140,000	147,350
HealthSouth 11.354%, 6/15/2014#†	200,000	214,000
		361,350
Industrial Conglomerates 0.2%
General Electric Capital 5.375%, 10/20/2016	135,000	135,435

Insurance 0.2%
AXA 6.463%, 12/14/2018#†	110,000	108,831
Endurance Specialty Holdings 6.15%, 10/15/2015	95,000	94,845
		203,676
IT Services 0.3%
iPayment 9.75%, 5/15/2014	250,000	258,125

Machinery 0.1%
Joy Global 6%, 11/15/2016†	110,000	109,544

Media 0.6%
Cablevision Systems 9.87%, 4/1/2009#	200,000	212,000
Time Warner 6.5%, 11/15/2036	110,000	109,844
XM Satellite Radio 9.871%, 5/1/2013#	200,000	195,500
		517,344
Metals and Mining 0.1%
Vale Overseas 6.25%, 1/23/2017	115,000	116,098

____________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Principal Amount	Value
Multi-Utilities 0.2%
Consolidated Edison 5.5%, 9/15/2016	$70,000	$70,030
Dominion Resources 5.6%, 11/15/2016	110,000	109,309
		179,339
Office Electronics 0.3%
Xerox 6.4%, 3/15/2016	285,000	292,481

Oil, Gas and Consumable Fuels 0.7%
Canadian Natural Resources 6.5%, 2/15/2037	80,000	80,521
Chesapeake Energy 6.5%, 8/15/2017	75,000	73,687
Peabody Energy 6.875%, 3/15/2013	140,000	144,200
Pemex Project Funding 8%, 11/15/2011	200,000	220,500
Plains All American Pipeline 6.65%, 1/15/2037†	95,000	96,767
		615,675
Paper and Forest Products 0.5%
Abitibi-Consolidated 8.86%, 6/15/2011#	200,000	191,000
Bowater 8.36%, 3/15/2010#	200,000	203,000
		394,000
Real Estate Investment Trusts 0.5%
iStar Financial 5.95%, 10/15/2013†	100,000	100,643
Nationwide Health Properties 6.5%, 7/15/2011	110,000	112,498
Prologis Trust 5.625%, 11/15/2016	110,000	109,383
Simon Property Group 5.25%, 12/1/2016	75,000	73,218
		395,742
Real Estate Management and Development 0.3%
AMB Property 5.9%, 8/15/2013	100,000	101,580
ERP Operating 5.2%, 4/1/2013	200,000	198,031
		299,611
Semiconductors and Semiconductor Equipment 0.1%
Freescale Semiconductor:
8.875%, 12/15/2014†	50,000	50,062
10.125%, 12/15/2016†	50,000	50,312
		100,374
Specialty Retail 0.3%
GameStop 9.235%, 10/1/2011#	200,000	208,500
Home Depot 5.875%, 12/16/2036	85,000	83,703
		292,203
Textiles, Apparel and Luxury Goods 0.2%
Levi Strauss 10.11%, 4/1/2012#	200,000	206,250

____________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Principal Amount	Value
Thrifts and Mortgage Finance 0.5%
Countrywide Funding 5.625%, 7/15/2009	$265,000	$267,298
Residential Capital:
5.85%, 6/9/2008#	100,000	99,831
6.375%, 6/30/2010	105,000	106,304
		473,433
Trading Companies and Distributors 0.1%
GATX Financial 5.5%, 2/15/2012	95,000	94,488

Wireless Telecommunication Services 0.3%
Rogers Wireless 7.25%, 12/15/2012	140,000	149,100
Sprint Nextel 6%, 12/1/2016	110,000	107,406
		256,506
Total Corporate Bonds (Cost $10,613,747)		10,748,480

Collateralized Mortgage Obligations†† 1.0%
Indymac Index Mortgage Loan Trust 6.218%, 3/25/2036#	305,992	310,579
Structured Asset Securities 4.04%, 6/25/2033#	294,064	283,602
Wells Fargo 4.732%, 7/25/2034#	291,423	284,333
Total Collateralized Mortgage Obligations (Cost $872,669)		878,514

Asset-Backed Securities†† 0.5%
Centex Home Equity 7.4%, 12/25/2032#	225,313	225,672
Equifirst Mortgage Loan Trust 3.51%, 12/25/2032	207,768	200,828
Total Asset-Backed Securities (Cost $424,728)		426,500

Short-Term Holdings 6.4%
Equity-Linked Notes 3.1%
Goldman Sachs Group:
8.25%, 7/27/2007†(1)	307,982	313,008
13.75%, 8/2/2007†(2)	499,993	532,923
9.8%, 9/27/2007†(3)	306,427	334,944
Merrill Lynch 13.6%, 3/27/2007†(4)	305,207	333,948
Morgan Stanley:
10.6%, 3/27/2007†(5)	305,255	332,737
8.08%, 5/1/2007†(1)	329,535	344,041
10.25%, 8/25/2007†(5)	501,022	530,065
		2,721,666

____________
See footnotes on page 23.

Portfolio of Investments
December 31, 2006

	Principal Amount	Value
Time Deposit 2.3%
BNP Paribas, Grand Cayman 5.15%, 1/3/2007	$2,000,000	$2,000,000

Repurchase Agreement 1.0%
State Street Bank 4.35%, dated 12/29/2006, maturing 1/2/2007, in the amount of $860,416, collateralized by: $885,000 US Treasury Notes 4.5%, 2/15/2016 with a fair market value of $888,319	860,000	860,000

Total Short-Term Holdings (Cost $5,415,420)		5,581,666
Total Investments (Cost $83,033,991) 100.8%		88,001,678
Other Assets Less Liabilities (0.8)%		(655,250)
Net Assets 100.0%		$87,346,428

____________
*	Non-income producing security.
ADR — American Depositary Receipts.
TBA — To be announced.
†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††
Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepay-downs from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This, in turn, may impact the ultimate yield realized from these instruments.

Ø	Securities issued by these agencies are neither guaranteed nor issued by the United States Government.
#	Floating rate security, the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at December 31, 2006.
##	This security pays a fixed interest rate for a stipulated number of years, after which it pays a floating interest rate.
(1)
These notes are exchangeable at maturity for the value of the common stock of Yahoo! (Internet Software and Services). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(2)
These notes are exchangeable at maturity for the value of the common stock of Marvell Technology Group (Semiconductors and Semiconductor Equipment). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(3)
These notes are exchangeable at maturity for the value of the common stock of Seagate Technology (Computers and Peripherals). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(4)
These notes are exchangeable at maturity for the value of the common stock of Peabody Energy (Oil, Gas and Consumable Fuels). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

(5)
These notes are exchangeable at maturity for the value of the common stock of eBay (Internet Software and Services). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.

See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2006

Assets:
Investments, at value:
Common stocks and warrants (cost $47,989,537)	$52,612,841
Preferred stocks (cost $7,464,610)	7,384,340
Options purchased (cost $2,048,814)	2,122,403
US Government and Government Agency securities (cost $8,204,466)	8,246,934
Corporate bonds (cost $10,613,747)	10,748,480
Collateralized mortgage obligations (cost $872,669)	878,514
Asset-backed securities (cost $424,728)	426,500
Short-term holdings (cost $5,415,420)	5,581,666
Total investments (cost $83,033,991)	88,001,678
Cash	19,586
Restricted cash	19,380
Dividends and interest receivable	413,769
Receivable for Capital Stock sold	120,526
Investment in, and expenses prepaid to, shareholder service agent	11,502
Receivable from the Manager (Note 3)	368
Other	7,798
Total Assets	88,594,607

Liabilities:
Payable for securities purchased	703,839
Payable for Capital Stock repurchased	379,522
Management fee payable	44,609
Distribution and service (12b-1) fees payable	31,473
Accrued expenses and other	88,736
Total Liabilities	1,248,179
Net Assets	$87,346,428

Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 6,179,804 shares outstanding):
Class A	$4,651,356
Class B	386,426
Class C	417,879
Class D	655,693
Class I	61,409
Class R	7,041
Additional paid-in capital	86,867,545
Undistributed net investment income (Note 6)	1,074
Accumulated net realized loss (Note 6)	(10,669,682)
Net unrealized appreciation of investments	4,967,687
Net Assets	$87,346,428

Net Asset Value Per Share:
Class A ($65,823,948 ÷ 4,651,356 shares)	$14.15
Class B ($5,441,036 ÷ 386,426 shares)	$14.08
Class C ($5,879,396 ÷ 417,879 shares)	$14.07
Class D ($9,227,961 ÷ 655,693 shares)	$14.07
Class I ($874,252 ÷ 61,409 shares)	$14.24
Class R ($99,835 ÷ 7,041 shares)	$14.18
____________
See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2006

Investment Income:
Dividends	$2,936,687
Interest	1,493,251
Total Investment Income	4,429,938

Expenses:
Management fee	519,936
Distribution and service (12b-1) fees	375,411
Shareholder account services	302,238
Registration	92,421
Auditing and legal fees	58,964
Shareholder reports and communications	48,203
Custody and related services	40,203
Directors’ fees and expenses	6,632
Miscellaneous	17,726
Total Expenses Before Reimbursement	1,461,734
Reimbursement of expenses (Note 3)	(1,713)
Total Expenses After Reimbursement	1,460,021
Net Investment Income	2,969,917

Net Realized and Unrealized Gain on Investments and Options Written
Net realized gain on investments	7,081,522
Net realized gain on options written	106,224
Net change in unrealized appreciation of investments and options written	2,365,443
Net Gain on Investments and Options Written	9,553,189
Increase in Net Assets from Operations	$12,523,106
____________
See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment income	$2,969,917	$1,060,737
Net realized gain on investments	7,081,522	6,305,905
Net realized gain on options written	106,224	223,229
Net change in unrealized appreciation of investments and options written	2,365,443	(7,068,073)
Increase in Net Assets from Operations	12,523,106	521,798

Distributions to Shareholders:
Net investment income:
Class A	(2,312,006)	(900,547)
Class B	(179,630)	(51,599)
Class C	(166,814)	(34,610)
Class D	(276,433)	(60,792)
Class I	(28,246)	(10,952)
Class R	(3,135)	(2,237)
Total	(2,966,264)	(1,060,737)
Dividends in excess of net investment income:
Class A	—	(17,654)
Class B	—	(1,012)
Class C	—	(679)
Class D	—	(1,192)
Class I	—	(215)
Class R	—	(44)
Total	—	(20,796)
Decrease in Net Assets from Distributions	(2,966,264)	(1,081,533)

Capital Share Transactions:
Net proceeds from sales of shares	1,532,410	2,166,329
Investment of dividends	2,148,603	817,062
Exchanged from associated funds	3,054,963	3,604,239
Total	6,735,976	6,587,630
Cost of shares repurchased	(19,164,915)	(24,956,444)
Exchanged into associated funds	(1,276,620)	(2,011,343)
Total	(20,441,535)	(26,967,787)
Decrease in Net Assets from Capital Share Transactions	(13,705,559)	(20,380,157)
Decrease in Net Assets	(4,148,717)	(20,939,892)

Net Assets:
Beginning of year	91,495,145	112,435,037
End of Year (including undistributed (dividends in excess of) net investment income of $1,074 and $(7,583), respectively)	$87,346,428	$91,495,145
____________
See Notes to Financial Statements.

Notes to Financial Statements

 1.
Multiple Classes of Shares — Seligman Income and Growth Fund, Inc. (the “Fund”), offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of Mutual Funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and service (12b-1) fees and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

 2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations

Notes to Financial Statements

provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.
Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.
Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities for financial reporting purposes.

d.
Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

e.
Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2006, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

f.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

g.
Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

h.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

i.	Equity-Linked Notes — The Fund may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be

Notes to Financial Statements

exchanged for an amount based on the value of one or more equity securities (“Index Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Index Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

j.
Securities Purchased and Sold on a TBA Basis — The Fund may purchase or sell securities (typically mortgage-backed securities) on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above.

k.
Mortgage Dollar Rolls — The Fund may enter into mortgage dollar roll transactions using TBAs in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a pre- determined price. Each mortgage dollar roll is treated as a sale and purchase transaction with any gain or loss recognized at the time of each sale. The Fund may be exposed to a market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

3.
Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund’s average daily net assets, 0.55% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.50% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund’s average daily net assets. For the year ended December 31, 2006, the Manager voluntarily agreed to reimburse $1,713 of expenses for the Class I shares, $368 of which the Manager owed to the Fund at December 31, 2006.

For the year ended December 31, 2006, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $1,969 from sales of Class A and Class C shares. Commissions of $11,735 and $873 were also paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2006, fees incurred under the Plan aggregated $158,062, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2006, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average net daily assets of Class R shares amounted to $65,266, $56,792, $94,813, and $478, respectively.

Notes to Financial Statements

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2006, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $18,234.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2006, such charges amounted to $952. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2006, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $302,238 for shareholder account services in accordance with a methodology approved by the Fund’s directors.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes, and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2006, the Fund’s potential obligation under the Guaranties is $22,700. As of December 31, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

At December 31, 2006, the Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,553.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $21,432 was paid to the participating director in January 2006. As of December 31, 2006, no directors were participating in the deferred compensation arrangement.

4.
Committed Line of Credit — The Fund is a participant in a joint $400 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2007, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2006, the Fund did not borrow from the credit facility.

5.
Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government and government agency securities and short-term investments, for the year ended December 31, 2006, amounted to $200,288,286 and $213,321,121, respectively; purchases and sales of US Government and government agency obligations were $95,663,877 and $96,268,655, respectively.

Notes to Financial Statements

6.
Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2006, the cost of investments for federal income tax purposes was $83,459,426. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $413,523 and the amortization of premium for financial reporting purposes of $11,912.

At December 31, 2006, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities	$5,781,452
Gross unrealized depreciation of portfolio securities	(1,239,200)
Net unrealized appreciation of portfolio securities	4,542,252
Undistributed ordinary income	12,987
Capital loss carryforwards	(10,255,935)
Total accumulated losses	$(5,700,696)

At December 31, 2006, the Fund had net capital loss carryforwards for federal income tax purposes of $10,255,935, which are available for offset against future taxable net capital gains, expiring in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

During the year ended December 31, 2006, the Fund utilized $7,246,398 of prior years’ capital loss carry- forwards to offset current year’s net capital gains. For the years ended December 31, 2006 and 2005, all distributions to shareholders were ordinary income for tax purposes.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows

	Year Ended December 31,
	2006		2005
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	49,928	$670,739	61,205	$766,451
Investment of dividends	125,295	1,675,484	54,365	685,406
Exchanged from associated funds	129,660	1,731,038	94,716	1,173,526
Converted from Class B*	136,936	1,806,600	136,809	1,713,252
Total	441,819	5,883,861	347,095	4,338,635
Cost of shares repurchased	(957,944)	(12,617,575)	(1,299,816)	(16,242,262)
Exchanged into associated funds	(42,523)	(551,453)	(55,471)	(692,487)
Total	(1,000,467)	(13,169,028)	(1,355,287)	(16,934,749)
Decrease	(558,648)	$(7,285,167)	(1,008,192)	$(12,596,114)
____________
See footnote on page 33.

Notes to Financial Statements

	Year Ended December 31,
	2006		2005
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	24,554	$324,146	25,228	$314,052
Investment of dividends	9,147	121,594	3,129	39,202
Exchanged from associated funds	54,363	722,039	65,235	810,512
Total	88,064	1,167,779	93,592	1,163,766
Cost of shares repurchased	(170,723)	(2,235,144)	(241,979)	(3,004,362)
Exchanged into associated funds	(28,632)	(375,243)	(31,814)	(392,695)
Converted to Class A*	(137,592)	(1,806,600)	(137,598)	(1,713,252)
Total	(336,947)	(4,416,987)	(411,391)	(5,110,309)
Decrease	(248,883)	$(3,249,208)	(317,799)	$(3,946,543)

Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	14,622	$192,802	31,845	$395,307
Investment of dividends	8,668	115,718	2,206	27,659
Exchanged from associated funds	24,078	328,232	114,815	1,406,245
Total	47,368	636,752	148,866	1,829,211
Cost of shares repurchased	(110,674)	(1,436,834)	(165,007)	(2,054,786)
Exchanged into associated funds	(11,785)	(151,955)	(39,060)	(486,891)
Total	(122,459)	(1,588,789)	(204,067)	(2,541,677)
Decrease	(75,091)	$(952,037)	(55,201)	$(712,466)

Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	15,435	$202,938	17,236	$214,548
Investment of dividends	15,518	206,867	4,096	51,347
Exchanged from associated funds	20,825	273,654	17,269	213,956
Total	51,778	683,459	38,601	479,851
Cost of shares repurchased	(193,200)	(2,529,135)	(262,687)	(3,261,557)
Exchanged into associated funds	(15,068)	(195,975)	(35,104)	(439,270)
Total	(208,268)	(2,725,110)	(297,791)	(3,700,827)
Decrease	(156,490)	$(2,041,651)	(259,190)	$(3,220,976)

Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	10,477	$138,511	15,377	$192,871
Investment of dividends	2,106	28,246	887	11,167
Total	12,583	166,757	16,264	204,038
Cost of shares repurchased	(10,803)	(140,529)	(30,548)	(381,747)
Increase (decrease)	1,780	$26,228	(14,284)	$(177,709)
____________
See footnote on page 33.

Notes to Financial Statements

	Year Ended December 31,
	2006		2005
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	243	$3,274	23,222	$283,100
Investment of dividends	53	694	179	2,281
Total	296	3,968	23,401	285,381
Cost of shares repurchased	(16,006)	(205,698)	(931)	(11,730)
Exchanged into associated funds	(147)	(1,994)	—	—
Total	(16,153)	(207,692)	(931)	(11,730)
Increase (decrease)	(15,857)	$(203,724)	22,470	$273,651
____________
*	Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

8.	Options Written — Transactions in options written during the year ended December 31, 2006, were as follows:

	Shares Subject to Call/Put	Premiums
Options outstanding, December 31, 2005	33,500	$110,819
Options written	167,100	239,277
Options expired	(54,700)	(87,019)
Options exercised	(134,800)	(192,698)
Options terminated in closing purchase transactions	(11,100)	(70,379)
Options outstanding, December 31, 2006	—	$—

9.
Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.

The results of the Manager’s internal review were presented to the Independent Directors of all Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that per- mitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund (none of which was Seligman Income and Growth Fund).

Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

Notes to Financial Statements

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal under- writer for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

10.
Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Fund will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$12.67	$12.70	$11.93	$10.42	$12.04
Income (Loss) from Investment Operations:
Net investment income	0.48	0.16	0.16	0.14	0.20
Net realized and unrealized gain (loss) on investments and options written	1.48	(0.02)	0.81	1.54	(1.63)
Total from Investment Operations	1.96	0.14	0.97	1.68	(1.43)
Less Distributions:
Dividends from net investment income	(0.48)	(0.16)	(0.16)	(0.14)	(0.19)
Dividends in excess of net investment income	—	(0.01)	(0.04)	(0.03)	—
Total Distributions	(0.48)	(0.17)	(0.20)	(0.17)	(0.19)
Net Asset Value, End of Year	$14.15	$12.67	$12.70	$11.93	$10.42

Total Return	15.80%	1.07%	8.18%	16.24%	(11.96)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$65,824	$65,985	$78,971	$83,623	$83,312
Ratio of expenses to average net assets	1.50%	1.42%	1.38%	1.41%	1.38%
Ratio of net investment income to average net assets	3.62%	1.26%	1.30%	1.29%	1.76%
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07%	199.12%
____________
See footnotes on page 40.

Financial Highlights

Class B

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$12.61	$12.64	$11.88	$10.38	$12.00
Income (Loss) from Investment Operations:
Net investment income	0.38	0.06	0.07	0.06	0.11
Net realized and unrealized gain (loss) on investments and options written	1.47	(0.02)	0.80	1.53	(1.62)
Total from Investment Operations	1.85	0.04	0.87	1.59	(1.51)
Less Distributions:
Dividends from net investment income	(0.38)	(0.06)	(0.07)	(0.06)	(0.11)
Dividends in excess of net investment income	—	(0.01)	(0.04)	(0.03)	—
Total Distributions	(0.38)	(0.07)	(0.11)	(0.09)	(0.11)
Net Asset Value, End of Year	$14.08	$12.61	$12.64	$11.88	$10.38

Total Return	15.01%	0.30%	7.35%	15.35%	(12.62)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,441	$8,010	$12,049	$13,847	$13,236
Ratio of expenses to average net assets	2.25%	2.17%	2.13%	2.17%	2.13%
Ratio of net investment income to average net assets	2.86%	0.51%	0.55%	0.53%	1.01%
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07%	199.12%

____________
See footnotes on page 40.

Financial Highlights

Class C

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$12.60	$12.64	$11.88	$10.37	$12.00
Income (Loss) from Investment Operations:
Net investment income	0.38	0.06	0.07	0.06	0.11
Net realized and unrealized gain (loss) on investments and options written	1.47	(0.03)	0.80	1.54	(1.63)
Total from Investment Operations	1.85	0.03	0.87	1.60	(1.52)
Less Distributions:
Dividends from net investment income	(0.38)	(0.06)	(0.07)	(0.06)	(0.11)
Dividends in excess of net investment income	—	(0.01)	(0.04)	(0.03)	—
Total Distributions	(0.38)	(0.07)	(0.11)	(0.09)	(0.11)
Net Asset Value, End of Year	$14.07	$12.60	$12.64	$11.88	$10.37

Total Return	15.02%	0.22%	7.35%	15.46%	(12.70)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,879	$6,213	$6,927	$9,644	$8,800
Ratio of expenses to average net assets	2.25%	2.17%	2.13%	2.17%	2.13%
Ratio of net investment income to average net assets	2.86%	0.51%	0.55%	0.53%	1.01%
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07%	199.12%

____________
See footnotes on page 40.

Financial Highlights

Class D

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data:
Net Asset Value, Beginning of Year	$12.61	$12.64	$11.88	$10.37	$12.00
Income (Loss) from Investment Operations:
Net investment income	0.38	0.06	0.07	0.06	0.11
Net realized and unrealized gain (loss) on investments and options written	1.46	(0.02)	0.80	1.54	(1.63)
Total from Investment Operations	1.84	0.04	0.87	1.60	(1.52)
Less Distributions:
Dividends from net investment income	(0.38)	(0.06)	(0.07)	(0.06)	(0.11)
Dividends in excess of net investment income	—	(0.01)	(0.04)	(0.03)	—
Total Distributions	(0.38)	(0.07)	(0.11)	(0.09)	(0.11)
Net Asset Value, End of Year	$14.07	$12.61	$12.64	$11.88	$10.37

Total Return	14.93%	0.30%	7.35%	15.46%	(12.70)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$9,228	$10,238	$13,541	$15,853	$16,413
Ratio of expenses to average net assets	2.25%	2.17%	2.13%	2.17%	2.13%
Ratio of net investment income to average net assets	2.87%	0.51%	0.55%	0.53%	1.01%
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07%	199.12%

____________
See footnotes on page 40.

Financial Highlights

Class I

	Year Ended December 31,			4/30/03 to	*
	2006	2005	2004	12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$12.73	$12.74	$11.94	$10.71
Income (Loss) from Investment Operations:
Net investment income	0.48	0.16	0.17	0.11
Net realized and unrealized gain (loss) on investments and options written	1.51	(0.01)	0.81	1.24
Total from Investment Operations	1.99	0.15	0.98	1.35
Less Distributions:
Dividends from net investment income	(0.48)	(0.16)	(0.17)	(0.11)
Dividends in excess of net investment income	—	—	(0.01)	(0.01)
Total Distributions	(0.48)	(0.16)	(0.18)	(0.12)
Net Asset Value, End of Period	$14.24	$12.73	$12.74	$11.94

Total Return	15.88%	1.16%	8.30%	12.65%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$874	$759	$942	$864
Ratio of expenses to average net assets	1.49%	1.40%	1.27%	1.15	%†
Ratio of net investment income to average net assets	3.62%	1.28%	1.41%	1.42	%†
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07	%ø
Without expense reimbursement:††
Ratio of expenses to average net assets	1.71%
Ratio of net investment income to average net assets	3.40%
____________
See footnotes on page 40.

Financial Highlights

Class R

	Year Ended December 31,			4/30/03* to
	2006	2005	2004	12/31/03
Per Share Data:
Net Asset Value, Beginning of Period	$12.67	$12.72	$11.92	$10.71
Income (Loss) from Investment Operations:
Net investment income	0.45	0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments and options written	1.51	(0.03)	0.82	1.26
Total from Investment Operations	1.96	0.10	0.95	1.33
Less Distributions:
Dividends from net investment income	(0.45)	(0.13)	(0.13)	(0.07)
Dividends in excess of net investment income	—	(0.02)	(0.02)	(0.05)
Total Distributions	(0.45)	(0.15)	(0.15)	(0.12)
Net Asset Value, End of Period	$14.18	$12.67	$12.72	$11.92

Total Return	15.73%	0.78%	7.99%	12.46%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$100	$290	$5	$2
Ratio of expenses to average net assets	1.75%	1.67%	1.63%	1.71	%†
Ratio of net investment income to average net assets	3.36%	1.01%	1.05%	0.86	%†
Portfolio turnover rate	357.62%	219.11%	92.74%	238.07	%ø

____________
*	Commencement of offering of shares.
ø	Computed at the Fund level for the year ended December 31, 2003.
†	Annualized.
††	The Manager, at its discretion, reimbursed certain expenses for the Class I shares.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Income and Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Income and Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Income and Growth Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2007

Required Federal Income Tax Information (unaudited)

Dividends paid for the year ended December 31, 2006 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 100% of the dividends paid to corporate shareholders qualify for the dividends received deduction. In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

For the year ended December 31, 2006, the Fund designates 100%, or the maximum allowable, of its dividend distributions paid as qualified dividends to individual shareholders. In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

The directors of Seligman Income and Growth Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2006.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Fund gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided
The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. At prior meetings the directors had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Costs of Services Provided and Profitability
The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s chief financial officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits
The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. They reviewed a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, data on the dollar

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a current list of firms providing third-party research and brokerage to the Manager. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Fund. The directors concluded that the fall-out benefits realized by the Manager from its relationship with the Fund were appropriate.

Investment Results
In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed performance information for the Fund covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three-, five- and ten-year rolling periods ending September 30, 2006.

The directors reviewed information comparing the Fund to other funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average, to a blended index prepared by the Manager comprised of 60% Standard & Poor’s 500 Index and 40% Lehman Government/Credit Bond Index (rebal-anced monthly), and to a group of competitor funds selected by the Manager. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives. The directors noted that the Fund’s results were below its benchmarks for the five-year period, but that the comparative information showed substantial improvement against its benchmarks for the most recent periods. For the first nine months of 2006, the Fund’s results were above each of the benchmarks. The Manager noted that the Manager had added new co-portfolio managers in 2006 and reminded the board that they had approved new principal investment strategies for the Fund in August 2005. Taking into account these comparisons and the improvement in the Fund’s results, the directors concluded that they were satisfied with the Fund’s recent performance and the actions taken by the Manager to address their concerns.

Management Fees and Other Expenses
The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared the Fund’s management fee rate to the rate paid by a subset of funds, with assets more clearly comparable to those of the Fund, in its Lipper category (the “peer

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

group”). The information showed that the Fund’s current effective management fee rate was below the average and median for the peer group.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that it has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was higher than the median and the average for the peer group, although it was not the highest. The Manager noted that the Fund’s relatively small size continued to place upward pressure on its expense ratio. The directors concluded that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Economies of Scale
The directors noted that the management fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels, although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Income and Growth Fund, Inc. is set forth below.

Independent Directors
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (77)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.

John F. Maher (63)[1,3] • Director: December 2006 to Date** • Oversees 57 Portfolios in Fund Complex
Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., and Seligman Quality Municipal Fund, Inc.).

Frank A. McPherson (73)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex
Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex
Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

____________
See footnotes on page 50.

Directors and Officers

Independent Directors (continued)
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Leroy C. Richie (65)[1,3] • Director: 2000 to Date • Oversees 60 Portfolios in Fund Complex
Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (74)[2,3] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex
Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex
Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

____________
See footnotes on page 50.

Directors and Officers

Interested Directors and Principal Officers
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris*(68) • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex
Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*(54) • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 60 Portfolios in Fund Complex
Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

John B. Cunningham (42) • Vice President and Co-Portfolio Manager: 2004 to Date
Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Common Stock Fund, Inc. and Tri-Continental Corporation; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock Portfolio; Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Formerly, Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management.

Eleanor T.M. Hoagland (55) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.
J. Eric Misenheimer (44) • Co-Portfolio Manager: 2005 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President of Seligman High Income Fund Series and Portfolio Manager of its High-Yield Fund. Formerly, Senior Vice President, Director of Taxable High Yield Fixed Income Investing, Northern Trust Global Investments.

____________
See footnotes on page 50.

Directors and Officers

Interested Directors and Principal Officers (continued)
Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Francis L. Mustaro (56) • Vice President and Co-Portfolio Manager: April 2006 to Date
Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager of Seligman Core Fixed Income Fund, Inc.; Vice President, Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Fund; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio. Formerly, Director and Managing Director, Citigroup Asset Management, and Senior Portfolio Manager, Core Fixed Income Group, Citigroup Asset Management.

Thomas G. Rose (49) • Vice President: 2000 to Date
Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (50) • Vice President: 1992 to Date • Treasurer: 2000 to Date
Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; and Treasurer, Seligman Data Corp.

Frank J. Nasta (42) • Secretary: 1994 to Date
Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary
of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.
____________
Ø
The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*
Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

**	Mr. Maher was appointed to the Board on December 18, 2006.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments
A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting
A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.
____________
[1]
These website references are inactive textual references and information contained in or otherwise accessible through the websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

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This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of
Seligman Income and Growth Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQIN2 12/06

ITEM 2.	CODE OF ETHICS.
As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2006	2005
Audit Fees	$41,970	$39,970
Audit-Related Fees	—	—
Tax Fees	2,500	2,350
All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2006	2005
Audit-Related Fees	$141,710	$124,560
Tax Fees	11,955	8,000
All Other Fees	—	—

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant's sharholder service agent's conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) - (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $156,165 and $134,910, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN INCOME AND GROWTH FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 9, 2007

By:	/S/ LAWRENCE P.VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 9, 2007

SELIGMAN INCOME AND GROWTH FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.
.